Exhibit (f)(1)
I.D. Control ft 03000360 License # 06/06-0326 DEBENTURE *******
$ 1,000,000.00(the “Original Principal Amount”) SEPTEMBER (the “Maturity Date”) Main Street Mezzanine Fund, L.P.___(the “Company” )
1300 Post Oak Blvd., Suite 800 Houston, TX. 77056___ (Street) (City) (State) (Zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 1,79200%
Annual Charge applicable to the Scheduled Interim Period: 0_._887% per annum Dace of Issuance: 04-30-03 Scheduled Pooling Date: September 24, 3003___ Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date
The following Italicized terms will apply if the Interim Period is extended by SBA .
New interest rate(s) per annum (a) % (b) * (c) % —— —
New Annual Charge per annum (a) $ (b) * (c)
—— —— —
New Pooling Date(s): (a) (b) (c) —— —
New Interim Period(s) : from and including: (a) (b) (c)
—— — co but excluding: (3) (b) (0
—— —
The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian"} for the U.S. Small Business Administration (“SBA”} and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable race per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date {and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section B. is effective only after (i) tho Scheduled Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of 4.875% per annum (the “Stated Interest Rate”), and to pay a 0.887% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Consecutive Payment Dates Applicable Percentage let or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7th or 8th 2% 9th or (10th—If not also Maturity Bate) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment occurs on a Payment Dace that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303*of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 683) . This Debenture is subject to all of the regulations promulgated under the Act, as amended from cime to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.

Execution of this Debenture by the company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER) —
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP (Name of Licensee)
By: Main Street Mezzanine Management, LLC (Name of Limited Liability Company General Partner)
By: T. A. Reppen
Todd A. Reppen (Typed Name) GENERAL PARTNER

I.D. Control # 03000361 License ft 06/06-0326
DEBENTURE ****************
$ 1,000,000.00(the “Original Principal Amount”) SEPTEMBER 1, 2013 (the “Maturity Date”) Main Street Mezzanine Fund, L.P.___(the “Company” } 1300 Post Oak Blvd., Suite 800 Houston, TX. 77056___ (Street) (City) (State) (Zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 1.79200%
Annual Charge applicable to the Scheduled Interim Period: 0.887% per annum Date of Issuance: 04-30-03 Scheduled Pooling Date: September 24, 2003___ Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date
The following italicized terms will apply if the Interim Period is extended by SBA:
New interest rate(s) per annum (a) % (b) * (a) % — — -
New Annual Charge per annum fa; 4 (b) 4 (0% — —
New Pooling Date(s): (a) (b) (0 —— —
New Interim Period(s): from and including: (a) (b) (c) —— —
to but excluding: (a} (b) (c) —— —
The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among sba, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any) . This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Dace (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section B. is effective only after (i) the Scheduled Interim Period and any New Interim Period(a) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay co the order of The Chase Manhattan Bank, acting as Trustee (Che “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as, SBA. as guarantor of this Debenture, may direct at the rate of 4.875% per annum (the “Stated Interest Rate”), and to pay a 0.687% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit, all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Conaecutive Payment Dates Applicable Percantage 1st ox 2nd 5% 3rd or 4th 4* 5th or 6 th 3% 7th or 8th 2% 9th or (10th—If not also Maturity Data) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment occurs on a Payment Date that is on or after the llth consecutive Payment Dace of this Debenture, if this Debenture has a 20 consecutive Payment Dace term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 683). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1930 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on. such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon, written approval of SBA.

Execution of this Debenture by the company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER) —
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP (Name of Licensee)
By: Main Street Mezzanine Management, LLC (Name of Limited Liability Company General Partner)
By: T. A. Reppen
Todd A. Reppen (Typed Name) GENERAL PARTNER

I.D. Control # 03000362

License # 06/06-0326

DEBENTURE
****

$1,000,000.00 (the "Original Principal Amount")

SEPTEMBER 1, 2013 (the "Maturity Date")

Main Street Mezzanine Fund, L.P. (the "Company")

1300 Post Oak Blvd., Suite 800 Houston, TX. 77056
(Street) (City) (State) (Zip)

PART I -- PERIOD SPECIFIC TERMS

A. **Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)**

Interest rate per annum for the Scheduled Interim Period: 1.79200%

Annual Charge applicable to the Scheduled Interim Period: 0.887% per annum

Date of Issuance: 04-30-03

Scheduled Pooling Date: September 24, 2003

Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date

The following italicized terms will apply if the Interim Period is extended by SBA:

New interest rate(s) per annum	*(a)* ______ %	*(b)* ______ %	*(c)* ______ %
New Annual Charge per annum	*(a)* ______ %	*(b)* ______ %	*(c)* ______ %
New Pooling Date(s):	*(a)* ______	*(b)* ______	*(c)*
New Interim Period(s): from and including:	*(a)* ______	*(b)* ______	*(c)*
to but excluding:	*(a)* ______	*(b)* ______	*(c)*

The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the "Custodian") for the U.S. Small Business Administration ("SBA") and SBIC Funding Corporation (the "Funding Corporation"), pursuant to the Custody and Administration Agreement (the "Custody Agreement") dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the "Interim Funding Provider"), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable

1 of 4

period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period,
B. This Section B. is effective only after (i) the Scheduled Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March lst and September 1st (the “Payment Dates”) of each year, at such location as SBA,as guarantor of this Debenture, may direct at the rate of 4.875 % per annum (the “Stated Interest Rate”) and to pay a 0.887% per annum fee to S3A on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New” York City rime) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Consecutive Payment: Dates Applicable Percentage 1st or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7th Or 8th 2% 9th or (10th — -If not also Maturity Date) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date. no Prepayment Premium is required when the prepayment occurs on a Payment Date than is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not leas than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 683). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully sec forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.

Execution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER) —
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP (Name of Licensee)
By. Main Street Mezzanine Management, LLC (Name of Limited Liability Company General Partner)
By: T. A. Reppert___
Tudd A. Reppert (Typed Name) GENERAL PARTNER

I.D. Control # 03000363 License # OS/06-0326
DEBENTURE *****************
$ 1,000,000.00 (the “Original Principal Amount”) SEPTEMBER (the “Maturity Date”) Main Street Mezzanine Fund, L.P.___(the “Company”) 1300 Post Oak. Blvd., Suite 800 Houston, TX- 77056___ (Street) (City) (State) (Zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 1,79200%
Annual Charge applicable to the Scheduled Interim Period: 0.887% per annum Date of Issuance: 04-30-03 Scheduled Pooling Date: September 24, 2003___ Scheduled Interim Period : from and including the Date of Issuance to but excluding the Scheduled Pooling Date
The following italicized terms will apply if the Interim Period is extended by SSA:
New interest rate(s) per annum fa) * (b) % (c) % —— —— —
New Annual Charge per annum (a) * (b) * (c) * —— —
New Pooling Date(s) : (a) (b) (c)
—— — New Interim Period(s) : from and including: (a) (b) (c)
—— —
to but excluding; (3) (b) (c)
—— —
The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27. 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any) . This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any Hew Interim Period.
B, This Section B. is effective only after (i) the Scheduled Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay no the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this” Debenture, may direct at the rate of 4.875 % per annum (the “Stated Interest Rate”), and to pay a 0.887% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (Mew York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Conaeautive Payment Dates Applicable Percentage 13C or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7th or 8th 2% 9th or (10th—If not also Maturity Date) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment occurs on a Payment Date that is on or after the nth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TEEMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 19S8, as amended (the “Act”) (is U.S.C. Section 633) . This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.

Execution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER) —
IN WITNESS WHEREOF, this Debenture has been, signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP
(Name of” Licensee)
by : Main Street Mezzanine Management, LLC (Name of Limited Liability Company General Partner) By: t.a.Reppett
Todd A. Reppett {Typed Name) GENERAL PARTNER

I.D. Control # 03001443 License # 06/06-0326 DEBENTURE ***************** $___1,000,000.00(the “Original principal Amount”) ___(the “Maturity Data”) I Main Street Mezsanine Fund, L.P.___(the “Company”)
1300 Post Oak Blvd., Suite 800 Houston. TX, 77056 (Street)(City) (State)(Zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)
interest rate per annum for the scheduled Interim Period: 1.45100 Annual Charge applicable to the Scheduled interim Period. 0.887% per annum Date of Issuance, 12/30/03 Scheduled Fooling Date: March 24, 2004___ scheduled interim Period: from and including the Date of issuance to but excluding the scheduled Pooling Date
The following italicized terms will apply if tie Interim Period la extended by SBA:
Mew interest rate(s) per annum New (a) * (b) * (c) * Annual charge per annum New Pooling Date(s): —— —
(a) « (b) @ (c) %
—— —
(a) (b) (c)
—— —
New Interim Period(s) : from and including: to but (a) (b) (c) excluding: —— —
(a) (b) (c)
—— —
The Company, for value received, promiees to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the *Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement’) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any) . This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, If any) at the rate (a) and for the applicable period(s) indicated above, to be paid in arrears by 1.00 p.m. (Vow York City time) on the Business Day prior to the Scheduled tooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than; (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and Che Annual Charge Cor the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The. Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any Mew Interim Period.
B. This Section B. is effective only after (i) the Scheduled interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan. Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semi annually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of ___% per annum (the “Stated Interest Rate”), and to pay a 0.887% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the, actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the interim Period until payment of such principal sum has been made or duly provided for. the Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”) . The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Payment Dates Applicable Percentage consecutive Ist or 2nd 6% 3rd or 4th 4% 5th or 6th 1% 7th or 8th 2% 7th or (I0th—If not also Maturity Date) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment occurs on a Payment Date that is on or after the llth consecutive payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price cause be sent to SBA or such agent as SBA nay direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Data. Until Che Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify. II. — - GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the original Principal Amount on the Maturity Date at such location as SBA as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C, Section 683) . This Debenture is subject to all of the regulations promulgated under Che Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the company premiums to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Hate following auch acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and it* validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an sba commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the company. For the purposes of this Debenture, the company may change this address only upon written approval of SBA.

Bxecution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner bo liability, as such, Cor the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuauce seated above.
Main Street Mezzaaine Fund, LP (Name of Licencee)
By: Main Street Mezzanine Management (Name of Limited Liability company General partner)
By: T. A. Reppm
TeddA.Reppm
(Typed Name)GENERAL PARTNER

I.D. Control # 03001443 License # 06/06-0326 DEBENTURE ****************
$ 50,000.00(the “Original Principal Amount”)
___(the -Maturity Date”)
Main Street Mezzanine Fund, L.P.___the “Company”)
1300 Post Oak Blvd., Suite ago Houston. TX. 77056___ (Street) (City) (State) (zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and New Interim Period, as applicable)
Interest rate par annum for the Scheduled Interim period) 1.60900%Annual Charge Applicable to the Scheduled Interim Period: 0.887% par annum Date of Issuance. 1-28-04 Scheduled Pooling Dates March 24, 2004 Scheduled Interim period; from and including the Date of Issuance to but excluding the Scheduled Tooling Date
The following Italieized terms will apply if the Interim Period la extended by SBA :
New interest rate(s) per annum New Annual Charge per (a) annum New Pooling Date(s): New Incerim Period (a) (s): from and including: to but excluding: (a) % (b) % (c) % —
* (b) * (c) % (c) —— —
(a) (B) (c)
—— —
(a) (b) (c)
—— —
The Company, Cor value received, promises to pay to The Chase Manhattan Bank, as custodian (the “custodian”) for the U.S. small Business Administration (“SBA”) and SBIC funding Corporation (the “funding corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA the Funding Corporation, the Federal Home Loan Bank of Chicago, as interim “Funding Provider (the “Interim Funding Provider”), and the Custodian: (i) interest on the original Principal amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, way direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any). This Debenture will bear interest for, and the Annual ‘Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any] listed above. As used throughout this Debenture, “Business Day” means any day other than, (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C,; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge tor the Scheduled Interim Period (and each New interim period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New interim Period. B. This Section B. is effective only after (i) the Scheduled Interin Period and any New interim period(s) expire and (ii) the Custodies receives this Debenture for pooling-.
The Company, for value received, promisee to pay to the order of The Chase Manhattan. Bank, acting as Trustee (Che “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SB* and sbic Funding corporation, and as the Holder hereof, interest semiannually on March 1st and September lst (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of ___% Per amum (the “Stated Interest Rate”), and to pay a 0.887% per annum fee to SBR on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New york City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this: Debenture, in whole and not in part, on any Payment; Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment: Date selected for prepayment plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the original Principal Amount of this Debenture in accordance with the following table:
Consecutive Payment Dates ntages 1st Mr 2nd 5% 3rd or 4th 4% Sri 6th 3% 7th or 8th 2% 9th or (10th—If not also Maturity Date) 1%
NO Prepayment Premium is retired to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment occurs on a Payment Data that is on or after the 11th consecutive Payment Date of this Debenture, if this Debenture has a 70 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to sba at such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA., any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA. Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II- — GENERAL TERMS
For value received, the Company promisee to pay to the order of the Trustee the original Principal Amount on the Maturity Data at such location aa SBA., as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Bussiness Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 683). This Debenture is subject to all of the regulations promulgated, under the Act, as amended from time to time, provided, however, that 13 C. F. R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporetea in this Debenture as if fully sec forth. It this Debenture is accelerated, then the Company promises to pay an amount ‘ equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on ouch balance to but excluding the next payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terns and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, ox certification made to SBA on any SBA Form 1032 or any application letter of the Conpany for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are retired or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company nay change this address only upon written approval of sba.

Execution of this Debenture by Che Company’s general partner, in the gate that the Company is organized as a limited partnership, shall not subject the company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP “ (Name of Licensee) By: Main Street Mezzanine Management LLC (Name of Limited Liability Company General Partner)
By: T.A. Reppert
Tedd A. Reppert (Typed Name) GENERAL PARTNER

I.D. Control # 04000515 License # 06/06-0326 DEBENTURE s 2,500,000.00 (the “Original Principal Amount”) 9-1-2014 (the “Maturity Date”) Main Street Mezzanine Fund, L.P. (the “Company”) 1300 Post Oak Blvd., Suite BOO Houston, TX. 77056 (Street) (City) (State) (Zip) PART I —PERIOD SPECIFIC TERMS A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable) Interest rate per annum for the Scheduled Interim Period: 1.934 % Annual Charge applicable to the Scheduled Interim Period. 0.855_% per annum Date of Issuance: 06-04-04 Scheduled Pooling Date: September 22, 2004 Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date The following- italicized terms will apply if the Interim Period ia extended by SBA: Net* interest rate (9) per annum (a) % New Annual Charge per annum (a) New Pooling Date(s): (a) (b) (c) New Interim Period(s) ; from and including: (a) (b) (c) to but excluding: (a) (b) (c) The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement {the “Custody Agreement”) dated as of April 27, 199B among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable SBA FORM 444C (Revised 10.00) 1 Of 4 period(s) indicated above, to be paid in arrears by 1;00 p.m. {New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; {ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period. B, This Section B. is effective only after (i) the Scheduled Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling. The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of 4.684 % Per annum (the “Stated Interest Rate”)’, and to pay a 0.855 % per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12;00 noon (New York city time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA, The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and. at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the, outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table: Conaaaublve Payment Datou Applicable Porcantajo lt or 2nd 5% 3rd or 4th 4* 5th or 6ith 3% 7th or 8th 2% 9th or (10th—If not also Maturity Date) 1% No Prepayment Premium is required to repay this Debenture on it3 Maturity Date. No Prepayment Premium is required when the prepayment SBA FORM IMC (Revised 10.00] 2 of 4 occurs on a Payment Date that: is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term. The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company ia notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SEA or its agent may specify. II. — GENERAL TE5M3 For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct. This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Ace”) (15 U.S.C. Section 683) . This Debenture is subject to all of the regulations promulgated under the Ace, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1330 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture ,as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration. This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law. The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application, letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth. Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture muse be construed as if such provisions were not contained in this Debenture. All notices to the Company which are required or may be given, under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA. SBA FORM (Revised 10.00) 3 of 4

Execution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such. Cor the payment of any part of che debt evidenced by this Debenture. COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER) IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above. Main Street Mezzanine Fund, LP (Name of Licensee) By. Main Street Mezzanine Management, LLC “(Name of Limited Liability Company General Partner) By: Todd Reppert Todd Reppert Member (Typed Name) GENERAL PARTNER

I.D, Control # 04000616 License # 06/06-0326 DEBENTURE ***************** s 2,500,000.00 (the “Original Principal Amount”) 9-1-2014 (the “Maturity Date”) Main Street Mezzanine Fund, L.P. (the “Company”) 1300 Post Oak Blvd., Suite 800 Houston, TX. 77Q56 (Street)(City)(State)’(Zip) PART I — PERIOD SPECIFIC TERMS A. Applicable for the Scheduled Interim Period (and New Interim periods, as applicable) Interest rate per annum for the Scheduled Interim Period: \*i 3 </% Annual Charge applicable to the Scheduled Interim period: 0.655% per annum Date of Issuance: 06-04-04 Scheduled Pooling Date; September 22,2004 Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date Tho following italicized terms will apply If tha Interim Period is extended by SBA .- Wew interest race(9) per annum (a)___New Annual Charge per annum (a)___Wew Pooling Date(s); (a)___Wew Interim Period(s): from and including: (a)___(b)___ (c)___to but excluding: (a)___(b)___(c)___The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1999 among SBA, the Funding Corporation, che Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(3) and for the applicable SBA FORM 444C (Revised 10/00) 1 of 4 period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture anc the Annual Charge for the Scheduled Interim Period {and each New Inter! Period, if any) will each be computed on the basis of the actual numbei of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Schedule Interim Period or any New Interim Period. B. This Section 8. is effective only aftor (i) the Scheduled Interim Period and any New interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling. The Company, for value received, promisee to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof interest semiannually on March 1st and September 1st (the “Payment Datea”) of each, year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of ^p 6s> ff *r % per annum {the “Stated Interest Rate”), and to pay a 0.855% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or dul provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City tirre) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA. The Company may elect to prepay this Debenture, in whole and not in pare, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table: Consecutive payment Dates Applicable Parcantage 1st or 2nd S% 3rd or 4th 4% 5th or 6th 3% 7th or 8th 2% 9th or (10th—If not also Maturity Data) 1% No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment SBA FORM 444C (Revised 10/00) 2 of 4 occurs on a Payment Date that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term. The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than, three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-aasigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify. II. — GENERAL TE RMS For value received; the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as S3A, as guarantor of this Debenture, may direct. This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 663) , This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plug interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration. This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law. The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth. Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture. All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA. SBA FORM 444C (Revised 10/00) 3 Of 4

Execution of chis Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture. COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER) IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above. Main Street Mezzanine Fund, LP (Name of “Licensee) By. Main Street Mezzanine Management/ LLC (Name of Limited Liability Company General Partner) —]—• A I By: /s/ Todd Reppert Todd Reppert Member (Typed Name) GENERAL PARTNER

I.D. Control # 04000617 License # 06/06-0326 DEBENTURE ***************** $ 2,5000,000.00 (the “Original Principal Amount”) (the “Maturity Date”) Main Street Mezzanine Fund, LuP. (the “Company”) 1300 Post Oak Blvd., Suite BOO Houston, TX. 77056 (Street)(City)(State)(Zip} PART I — PERIOD SPECIFIC TERMS A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable) Interest rate per annum for the Scheduled Interim Period: f_v_57 3^% Annual Charge applicable to the Scheduled Interim Period: 0.867% per annum Date of Issuance: & h — 0*-/• — O **/ scheduled Pooling Date. September22, 2004 Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date The following italicized terms will apply if the Interim Period is extended by SBA .- New interest race(s) per annum (a)___* (b)___* (c) _fr New Annual Charge per annim (a)___% CW___* (°)___* New Pooling Date(5,1.- (a)___(b)___’___(c)’___Wew Interim Period(s) ; from and including: (a;___(b)___(c)___to but excluding: (a)___(b)___(c)___The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SSA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period {and each New Interim Period, if any) at the rate(s) and for the applicable S8A FORM 1+4C (Replied 10/00) 1 Of 4 period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period. B. This Section B. is effective only after (1) the Scheduled Interim Period and any Mew Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling. The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1937, as the same may be amended from time to time, by and among the Trustee, che SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as, sba as guarantor of this Debenture, may direct at the rate of 4-i hfftf % per annum (the “Stated Interest Rate”), and to pay a 0.887% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum haS been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York city time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA. The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table; Coneecutiva Payment Dateo Applicable Percentage 1st or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7th or 8th 2% 9th or (10th—If not also Maturity Data) 1% No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment SBA FORM 444C (Revised 10/00) 2 of 4 occurs on a Payment Dace that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term. The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company ie notified otherwise in writing by S3A, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify. II. — GENERAL TERMS For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct. This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 683). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107,1830 through 107.18SO as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of thie Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration. This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law, The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth. Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in whig Debenture. All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the company may change this address only upon written approval of SBA. SBA FORM 444C (Revised 10/00) 3 Of 4

Execution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture. COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER) IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above. Main street Mezzanine Fund, LP ‘(Name of Licensee) By. Main Street Mezzanine Management, LLC {Name of Limited Liability Company General Partner) By: Todd Reppert Todd Reppert/ Member (Typed Name) GENERAL PARTNER

I.D. Control # 04000618 License # 06/06-0326 DEBENTURE *************+*** $ 1,000,000.00(the “Original Principal Amount”) 9-1-2014(the “Maturity Date”) Main Street Mezzanine Fund, L. P. (the “Company”) 1300 Post Oak Blvd., Suite 800 Houston, TX. 77056 (Street)(City)(State)(Zip] PART I — PERIOD SPECIFIC TERMS A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable) Interest rate per annum for the Scheduled Interim Period: 1,934% Annual Charge applicable to the Scheduled Interim Period: 0.855% per annum Date of Issuance: 06-04-04 Scheduled Pooling Date: September 22, 2004 Scheduled Interim Period; from and including the Date of Issuance to but excluding the Scheduled Pooling Date The following italicized terms will apply If the Interim Period is extended by SBA: New interest race(s) per annum (a)___% (b)___% (c}___% Wew Annual Charge per annum (a)___% (b)___% (c)___% New Pooling Date(s): (a)___(b)___(c)___New Interim Period(s) : from and including; (a)___(b)___(c)___to tout excluding: (a)___ (b)___(c)___The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”)/ pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(3) and for the applicable SBA FORM 444C (Revised 10/00) 1 of 4 period(s) indicated above, Co be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period,
B. This Section B. is effective only after (i) the Scheduled
Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of 4.684 % per annum (the “Stated Interest Rate”), and to pay a 0.855 % per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Consecutive Payment Dates Applicable Percentage lst or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7th or 8th 2% 9th or (10th — If not also Maturity Date) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment
2 of 4

occurs on a Payment Date that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 633). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully get forth.
should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.
3 of 4

Execution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP
(LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the COmpany’s general Partner as of the date of issuance stated above
Main Street Mezzanine Fund, LP
(Name of Licensee)’”
By: Main Street Mezzanine Management, LLC
(Name of Limited Liability Company General Partner)
By:
Todd Reppert, Member
(Typed Name)
GENERAL PARTNER
4 Of 4

I.D. Control # 04000341
License # 06/06-0326
DEBENTURE
$ 1,250,000 (the “Original Principal Amount”) (the “Maturity Date”)
Main Street Mezzanine Fund, L.P.(the “Company”)
1300 Post Oak Blvd., Suite 800 Houston, TX. 77056
(Street)(City)(State)[Zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled interim Period (and New Interim Periods, as applicable)
Interest rate -per annum for the Scheduled Interim Period;
Annual Charge applicable to the Scheduled Interim Period: 0.887% per annum
Date of Issuance:
Scheduled Pooling Date: September 22, 2004
Scheduled interim Period: from and including the Date of Issuance to but excluding, the Scheduled Pooling Date
The following italicized terms will apply if the Interim Period is extended by SBA:
New interest rate (9) per annum (a) (b) * (c) * New Annual Charge per annum (a) 4 (b) * (c) * New Pooling Date(s): (a) (b) (0) New Interim Peilod(s) : from and including: (a) (b) (c) to but excluding; (a) (b) (c)
The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27. 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable
1 of 4

period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; {ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period {and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section B. is effective only after (i) the Scheduled
Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Daces”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of 4,684 % per annum (the “Stated Interest Rate”), and to pay a 0.887% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table;
Consecutive Payment Date Applicable Percentage lst or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7th or 8th 2% 9th or (10th—If not also Maturity Date) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date, No Prepayment Premium is required when the prepayment
2 of 4

occurs on a Payment Date that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the sba Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 663). This Debenture in subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the dace of this Debenture are incorporated in this Debenture as if fully set forth. if this Debenture is accelerated, then the Company promisee to pay an amount equal to the outstanding principal balance of this Debenture, plug interest accrued and unpaid on such balance to but excluding the next Payment Dace following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SEA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this . Debenture shall be sufficient in all respects if gent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.
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Execution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any pare of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP
(Name of Licensee)
BY: Main Street Mezzanine Management, LLC
(Name of Limited Liability Company General Partner)
By:
Todd A. Reppert
(Typed Name) GENERAL PARTNER
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I.D. Control # 04000342
License # 06/06-0326
DEBENTURE
$ 1,250.000.00 (the “Original Principal Amount”)
9-1-2014 (the “Maturity Date”)
Main Street Mezzanine Fund, L.P.(the “Company” )
1300 Post Oak Blvd., Suite 800 Houston. TX. 77056
(Street) (City)(State) (Zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 1.768%
Annual Charge applicable to the Scheduled Interim Period: 0.887% per annum
Date of issuance: 4 — 23 — 04
Scheduled Pooling Date: September 22, 2004.
Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date
The following italicized terms will apply if the Interim Period is extended by SBA:
New interest rate(s) per annum (a) % (b) % (c) %
New Annual Charge per annum (a) % (b) % (c) %
New pooling Dace(s): (a) (b) (c)
New Interim Period(s): from and including: (a) (b) (c)
to but excluding; (a) (b) (c)
The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian; (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable
1 of 4

period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section B. is effective only after (i) the Scheduled
Interim Period and any New Interim Poriod(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of 4,684 % Per annum (the “Stated Interest Rate”), and to pay a 0..887% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium"}. The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Consecutive Payment Date Applicable Percentage lst or 2nd 5% 3rd or 4th 4% 5th or 6 th 3% 7th or 8 th 2% 8th or (10th—If not also Maturity Date) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment
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occurs on a Payment Date that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-aasigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by sba, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section, 683) . This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R, Sections 107,1810 and 107.1830 through 107.1650 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.
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Execution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture,
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the dace of issuance stated above.
Main Street Mezzanine Fund, LP
(Name of Licensee)
BY: Main Street Mezzanine Management, LLC
(Name of Limited Liability Company General Partner)
By:
Todd A. Reppert
(Typed Name) GENERAL PARTNER
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I.D. Control # 04000343
License # 06/06-0326
DEBENTURE
$ 1,250,000.00 (the “Original Principal Amount”)
9 — 1- 2014 (the “Maturity Date”)
Main Street Mezzanine Fund, L.P. (the “Company”)
1300 Post Oak Blvd., Suite 800 Houston, TX. 77056
(Street)(City)(State)(Zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 1,768%
Annual Charge applicable to the Scheduled Interim Period: 0.887% per annum
Date of Issuance: 4-23-04
Scheduled Pooling Date: September 22, 2004
Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date
The following Italicized terms will apply If the Interim Period Is extended by SBA:
New Interest rate(s) per annum (a) % (b) % (c) %
New Annual Charge per annum (a) % (b) % (c) *
New Pooling Date(3) : (a) (b) (c)
New Interim Period(s) : front and Including: (a) (b) (c)
cd but excluding: (a) (b) (c)
The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable
1 of 4

period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section B. is effective only after (i) the Scheduled Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Reseated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of 4.484 % per annum (the “Stated Interest Rate”), and to pay a 0.887% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plug interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Consecutive Payment Dates Applicable Percentage 1st or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7th or 8th 2% 9th or (10th—If not also Maturity Date) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date, No Prepayment Premium is required when the prepayment
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occurs on a Payment Date that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-asaigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 683). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above, The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.
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Execution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP
(Name of Licensee)
BY: Main Street Mezzanine Management, LLC
(Name of Limited Liability Company General Partner)
By:
Todd A. Reppert
(Typed Name)
GENERAL PARTNER

I.D. Control # 04000344 License # 06/06-0326
DEBENTURE
$ 1,250,000.00 (the “Original Principal Amount”)
9-1-2014 (the “Maturity Date”)
Main Street Mezzanine Fund, L.P. (the “Company” )
1300 Post, Oak Blvd., Suite 600 Houston, TX. 77056
(Street) (City) (State)(Zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 1.768%
Annual Charge applicable to the Scheduled Interim Period; 0.887 % per annum
Date of Issuance: 4-23-04
Scheduled Pooling Date: September 22, 2004
Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date
The following Italicized terms will apply if the Interim Period is extended by SBA:
New interest rate(s) per annum (a) % (b) % (c) %
New Annual Charge per annum (a) % (b) % (c) %
New Pooling Date (s): (a) % (b) % (c) %
New Interim Period(s) : from and including: (a) (b) (c)
to but excluding: (a) (b) (c)
The Company, for value “received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any)
at the rate(s) and for the applicable
1 of 4

period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. A3 used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section B. is effective only after (i) the Scheduled
Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this
Debenture, may direct, at the rate of 4.684 % per annum (the
“Stated Interest Rate”), and to pay a 0.887% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of. 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal gum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Consecutive Payment Dates Applicable Percentage lst or 2nd 5% 3rd or 4th 4% 5th or 6 th 3% 7th or 8th 2% 9th or (10th- -If not also Maturity Date) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment
2 of 4

occurs on a Payment Dace that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 203 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U. S. C. Section 683), This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.
3 of 4

Execution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall, not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP
(Name of Licensee)
By: Main Street Mezzanine Management, LLC
(Name of Limited Liability Company General Partner)
By:
Todd A. Reppert
(Typed Name) GENERAL PARTNER
4 Of 4

I.D. Control # 04000345 License # 06/06-0326
DEBENTURE
$ 1,500,000.00 (the “Original Principal Amount”)
9-1-2014 (the “Maturity Date”)
Main Street Mezzanine Fund, L.P. (the “Company”)
1300 Post Oak Blvd., Suite 800 Houston, TX. 77056
(Street) (City) (State) (Zip)
PART I — PERIOD SPECIFIC TERMS
A, Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 1.787%
Annual Charge applicable to the Scheduled Interim Period: 0.887% per annum
Date of Issuance: 5-6-04
Scheduled Pooling Date.- September 22, 2004
Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date
The following italicized terms will apply if the Interim Period is extended by SBA:
Hew interest rate (a) per annum (a) % (b) % (c) %
New Annual Charge per annum (a) % (b) % (c) %
New Pooling Date(s): (a) (b) (c)
New Interim Period(s): from and Including: (a) (b) (c)
to but excluding; (a) (b) (c)
The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian; (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any), This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each Mew Interim Period, if any) at the rate(s) and for the applicable
1 of 4

period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling bate, if any) listed above- As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday,- (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section. B. is affective only after (i) the Scheduled
Interim Period and any New Interim Period(a) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of 4.684 % per annum (the “Stated Interest Rate”) , and to pay a 0.887% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day) , on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The. Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Consecutive Payment Date Applicable Percentage lst or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7th or 8th 2% 9 eh or (10th—If not also Maturity Date) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment
2 of 4

occurs on a Payment Date that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as sba may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-agsigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1950, as amended (the “Ace”) (IS U.S.C, Section 683). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107,1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in. the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture,
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.
3 of 4

Execution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP
(Name of Licensee)
BY: Main Street Mezzanine Management, LLC
(Name of Limited Liability Company General Partner)
By:
Todd A. Reppert
(Typed Name)
GENERAL PARTNER
4 Of 4

period(8) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, it any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington/ D.C.j and (iii) day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period,
B. This Section B. is effective only after (i) the Scheduled
Interim Period, and any new Interim Period (a) aspire and (ii) . the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended arid \Roatated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee/ the SBA and SB1C Funding corporation/ and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture/ may direct at the rate of 5.038% per annum (the
“Stated Interest Rate”), and to pay a .855% per annum fee to SBA on each Payment Date, each calculated on the basis of & year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York city time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, ;all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described: The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Propayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Condutive Payment Date Applicable Percentage
lst or 2nd 3rd or 4th 3% 7th or 8th 9th or 10th— If not also Iteturity Date) 1
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment occurs on a Payment Date that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less Chan three Business Days prior to the regular Payment Dace. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaocount and muat include an identification of the Company by name and SBA-aaaigned license number, the loan number appearing en the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Dabenture is iasued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended. (the “Act”) (15 U.S.C. Section, 683). This Debenture is subject to all of the regulations promulgated under the Ace, as Amended from time to time, provided, however,,that 13 C.F.R, Sections 107,1910 and 107.1830 through 107,1850 as in effect on the date of this Debenture are incorporated in this. Debenture-as if fully act forth. If this Debenture, is accelerated;, then the Company promises to pay an amount equal to the outstanding; principal-balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed isoued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representative, or certification made to SBA on any SBA Form 1022 or any application, letter of the Company for an SBA, commitment related to this Debenture,, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth,
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal 6r unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debentura must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA,

Execution of this Debenture by the Company’s general partner, in the case that the Canpany is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s ganeral partner as of the date of issuance stated above.
Main Street Meazinka Fund, LP
[Name of Licensee)
By. Main Street Mezzanine Management, LLC
(Name ot Limited Liability Company Ganeral Partner)
By:
Todd A, Report
[Typed Name GENERAL PARTNER

I.D. Control # 05000326 License # 06/06-0326
DEBENTURE
*****************
5 1,000.000.00 (the “Original Principal Amount”)
09-01-2015(the “Maturity Date”)
Main Street Mezzanine Fund, L.P. (the “Company”)
1300 Post Oak Blvd., Suite 8OO Houston, TX. 77056
(Street) (City) (State) (Zip)
PART I —PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and Hew Interim Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 3.83700%
Annual Charge applicable to the Scheduled Interim Period: .855% per annum
Date of Issuance; 5-4-05
Scheduled Pooling Dates September 28, 2005
Scheduled Interim Period-, from and including the Date of Issuance to but excluding the Scheduled Pooling Date
The following Italicized term will apply if the Interim Period is extended by SBA.-
New interest rate(s) per annum (a) % (b) % (c) %
New Annual Charge per annum (a) % (b) % (c) %
New Pooling Date (s) : (a) (b) (c)
New Interim Period (s): from and including: (a) (b) (c) to but excluding: (a) (b) (c)
The Company, for value received, promises to pay to The chase Manhattan Bank, as Custodian (the “custodian”) for the U.S. small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as interim Funding Provider (the “interim Funding provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each Hew Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. as used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled interim Period or any New Interim Period.
B, This Section B. is effactive only after (i) the Scheduled interim Period and any New Interim Period(s) expire and (11) the custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this
Debenture, may direct at the rate of 4.941% per annum (the
“Stated Interest Rate”), and to pay a .855% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York city time) on the applicable payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Cousecutive Payment Dates Applloble Percentage let or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7th or 8th 2* 9th or {10th—If not also 1% Maturity Date)
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment occurs on a Payment Date that is on or after the 11th consecutive Payment Data of this Debenture, if this Debenture has a 20 consecutive payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-aaaigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order Of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 663). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F,R. Sections 107.1810 and 107,1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. if this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which arc retired or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the company. For the purposes or this Debenture, the Company may change this address only upon written approval of SBA.

Execution of this Debenture by the Company’s general partner, in the case that the Company ib organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
company organized as limited partnership (limited liability company general partner)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP
(Name of Licensee)”
by: . Main Street Mezzanine Management, LLC
(Name of Limited Liability Company General Partner)
By:
Todd A. Reppert
{Typed Name) GENERAL PARTNER

DEBENTURE ***********•****
$/,000.000,00)(the “Original Principal Amount”) O9 -01-2015(the “Maturity Date”) Main street Mezzanine Fund, L.P. .. (the “Company”) 1300 Post Oak Blvd., Suite 800 Houston, TX. 77056 (Street) (City) (state) (Zip)
PART I — - PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and Haw Interim Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 3.83700%
Annual Charge applicable to the scheduled Interim Period: .655% per annum
Date of issuance: 5-4-05
Scheduled. Pooling Date: September 28, 2005 Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date
the following italicized terms trill apply if the Interim Period is extended by SBA
New interest rate (s) per annum (a)
New Annual Charge per annum (a) % (b) * (c) %
* (b) % (a) *
New Pooling Date(s) : (a) (b) (c)
New interim Period (s): from and including: (a) (b) (c)
to but excluding: (a) (b) (c)
The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as interim Funding Provider (the “interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each Mew Interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each Hew Interim Period, if any} at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than; (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C,; and (iii) a day on which banking institutions in New York city are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each Mew Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 36O, The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New interim Period.
B. This Section B. is affective only after (i) the Scheduled
Interim Period and any New Interim Period(e) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that Certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March lst and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of 4.941% per annum (the “Stated Interest Rate”), and to pay a .855% per “annum fee to SBA on each Payment Date, each calculated On the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for, The company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the original Principal Amount of this Debenture in accordance with the following table:
Consecutive Payment Dates Applicable Percentage 1st or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7th or 8th 2% 9th or (10th—If 1% not alao Maturity Data)
No Prepayment Premium is required to repay this Debenture on its Maturity Date, No Prepayment Premium is required when the prepayment occurs on a Payment Date that is on or after the 11th consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify,
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act"} (15 U.S.C. Section 683). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, chat 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully sat forth.
Should any provision of this Debenture Or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
AH notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.

Execution of this Debenture by the Company’s general partner, .in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability/ as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN witness whereof, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP
(Name of Licensee)
by: Main Street Mezzanine Management, LLC
(Name of Limited Liability Company General Partner)
By:
Todd A. Reppert
(Typed Name) GENERAL PARTNER

I.D. Control # 05000328 License # 06/06-0326
DEBENTURE ******************
$1,000,000,00 (the “Original Principal Amount”)
09-01-2015 (the “Maturity Date”)
Main Street Mezzanine Fund, L.P. (the “Company”)
1300 Post Oak Blvd., Suite 600 Houston, TX. 77056 (Street) (City) (State) (2ip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable far the Scheduled Interim Period (and New Interim Periods, as applicable)
Interest rate par annum for the Scheduled Interim Period: ___3,83700
Annual charge applicable to the Scheduled Interim Period: .855% per annum ~
Date of Issuances 5-4-05
Scheduled Pooling Datei September 26, 2005
Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date
The following italicized terms will apply If the Interim Period is extended by SBA:
New interest rate(s) per annum (a) % (b) % (c) *
New Annual Charge per annum (a) * (b) % (c) %
New fooling Date (s) ; (a) (b) (c)
New Interim Period(s) : From and including: (a) (b) (c)
to but excluding: (a) (b) (c)
The Company, for value received, promises to pay to The chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian, (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday,- (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New interim Period, if any) will each be computed on the basis of this actual number of days in the applicable Interest Period divided by 360- The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section B. is effective only after (i) the Scheduled
Interim Pariod and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this
Debenture, may direct at the rate of 4.941% per annum (the
“Stated interest Rate”), and to pay a .855% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Consecutive Payment Dates Applicable Percentage
1st or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7th or 8th 2% 9th or (10th*-If not also Maturity Date) 1%
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment occurs on a Payment Date that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promisee to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct,
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, aa amended (the “Act”) (15 U.S.C. Section 683). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in, accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.

Execution of this Debenture by the Company’s general partner, in the cage that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP
(Name of Licensee)
By. Main Street Mezzanine Management, LLC
(Name of Limited Liability Company General Partner)
By,
Todd A. Reppert
(Typed Name) GENERAL PARTNER

I.D- Control # 050Q0329 License # 06/06-0326
DEBENTURE
******************
$ 1,000,000,00 (the “Original Principal Amount”)
O9 -01-2015(the “Maturity Date”)
Main Street Mezzanine Fund, L.P. (the “Company”)
1300 Post Oak Blvd., Suite aoo Houston, TX. 77056
(street)(City)~"(State)(Zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 3.83700
Annual Charge applicable to the Scheduled Interim Period* .855% per annum
Date of Issuance:5-4-05
Scheduled Pooling Dates September 28, 2005
Scheduled Interim Period: from and including the Data of Issuance to but excluding the Scheduled Pooling Date
The following italicized terms will apply if the Interim Period is extended by SBA:
New interest ruts (a) per annum (a) % (b) * (c) % New Annual Charge per annum (a) * (by % (c) 5 New Pooling Date(s): fa; (b) (c)
New Interim Period (s): from and including: (a) (b) (0 to but excluding: (a) (b) (c)
The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider {the “Interim Funding Provider”), and the Custodian: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, aa guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any), This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(b) indicated above, to be paid in arrears by 1:00 p.m. (Mew York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other thani (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled interim Period (and each New Interim period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled interim Period or any New Interim Period.
B, This Section B. is effective only after (i) the Scheduled
Interim Period and any Hew Interim Period(s) expire and <ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SEA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September lat (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this
Debenture, may direct at the rate of 4.941% per annum (the
“Stated Interest Rate”), and to pay a .8555 per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from the last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage"] multiplied by the Original Principal Amount of this Debenture in accordance with the following table:
Consecutive Payment Dates Applicable Percentage 1st or 2nd 5% 3rd or 4th 4% 5th or 6th 3% 7 eh 0* 8th 2* 9th or (10th-.if not 1* also Maturity Data)
No Prepayment Premium is required to repay this Debenture on its Maturity Date. Ho Prepayment Premium is required when the prepayment occurs on a Payment Date that is on or after the 11th consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Date term.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA. Prepayment Subaccount and must include an identification of the Company by name and SBA-aasignad license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify,
II, — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed fey sba, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 683) . This Debenture ia subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107,1810 and 107.1330 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, than the Company promises to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth,
Should any provision of this Debenture or any of the documents incorporated by reference in thia Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company, For the purposes of this Debenture, the Company may change this address only upon written approval of SBA,

Execution of this Dabanture by the company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERA! PARTNER)
IN WITNESS WHEREOF, this Debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP
(Name of Licensee)
By: Mam Street Mezzanine Management, LLC By-
(Name of Limited Liability company General Partner)
By:
Todd A-Reppert
(Typed name} GENERAL PARTNER

I,D. Control # 05000330 License # 06/06-0326
DEBENTURE ****************
$1,000,000,00 (the “Original Principal Amount”) 09-01-2015(the “Maturity Date”) Main Street Mezzanine Fund, L.P. ..................................... (the “Company”) 1300 Post Oak Blvd.., Suite 800 Houston, TX 77056
(Street)(City)(State)(zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 3,83700
Annual Charge applicable to the Scheduled Interim Period: .855% per annum
Date of issuance: 5-4-05
Scheduled Pooling Dates September 28, 2005
Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date
The following italicized terms will apply if the Interim Period is extended by SBA:
New interest rate(s) per annum (a) New Annual Charge per annum (a) * (bv) % (c) * * (b) % (c) * New Pooling Date(s); (a) (b) (c)
New Interim Period (s) from and including: (a) (b) (c) to but excluding: (a) (b) (0
The Company, for value received, promises to pay to The Chase Manhattan Bank, as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodians (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled interim Period (and each New interim Period, if any). This Debenture will bear interest for, and the Annual Charge will apply to, the scheduled interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. as used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.? and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B, This Section B. is affective only aftar (i) the Scheduled
Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of The Chase Manhattan Bank, acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March. 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this
Debenture, may direct at the rate of 4.94% per annum (the
“Stated Interest Rate”), and to pay a .855% per annum fee to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the principal sum from tha last day of the Interim Period until payment of such principal sum has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York city time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment, plus a prepayment premium (the “Prepayment Premium”). The Prepayment Premium amount is calculated as a declining percentage (the “Applicable Percentage”) multiplied by the Original Principal Amount of this Debenture in accordance with the following tables
Coneedutive Payment Dates Applicable Percentage 1st or 2nd 5* 3rd or 4th 4% 5th or 6th 3t 7th or 8th 2% 9th or (10th—If 1* not also Maturity Dace)
No Prepayment Premium is required to repay this Debenture on its Maturity Date. No Prepayment Premium is required when the prepayment occurs on a, Payment Date that is on or after the llth consecutive Payment Date of this Debenture, if this Debenture has a 20 consecutive Payment Data term,
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not leas than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan, number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Snail Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 683). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sect ions 107.1810 and 107.1B30 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth, if this Debenture is accelerated, then the Company promiaes to pay an amount equal to the outstanding principal balance of this Debenture, plus interest accrued and unpaid on such balance to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SPA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent juriadiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.

Execution of this Debenture by the Company’s general partner, in the case that the Company ib organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED LIABILITY COMPANY GENERAL PARTNER)
IN WITNESS WHEREOF, this Debantura has been signed by the genertal partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, L?
(Name of Licensee)
Main Street Mezzanine Management, LLC (Name of Limited Liability Company Ganeral Partner
By:
Todd A. Rspjwn
(Typed Name) GENERAL PARTNER

This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than; (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable, Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section B. is effective only after (i) the Scheduled
Interim Period and any New interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of jPMorgan Chase Bank N.A., acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of 5/376% per annum (the “Stated Interest Rate”), and to pay a .855% per annum fee (the “Annual Charge”) to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the Original Principal Amount from the last day of the Interim Period until payment of such Original Principal Amount has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the Original Principal Amount, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment together with the accrued and unpaid Annual Charge thereon to the Payment Date selected for prepayment.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.

II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SEA, as guarantor of this Debenture, may direct; .
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 683). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R, Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully get forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the Original Principal Amount of this Debenture, plus interest and Annual Charge accrued and unpaid thereon to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SEA on any SEA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SEA.

Execution of this debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED PARTNERSHIP GENERAL PARTNER)
IN WITNESS WHEREOF, this debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main street Mezzanine Fund, LP (Name of Licensee)
Main Street Mezzanine Manaoewent, LLC By: ............ : ..................... .
(Name of Limited Partnership General Partner)
By: T.A.reppert
Todd A. Reppert
(Typed Name)
GENERAL PARTNER

I.D. Control # 07000170 License # 06/06-0326 DEBENTURE
$1,000,000,00the “Original Principal Amount:”) 03-01-2017 (the “Maturity Date”) —
Main Street Mezzanine Fund, L.P. .................................. (the “Company” ) —— —
1300 Post Oak Blvd., Suite 800 Houston, TX. 77056
—— —— —
(Street) (City) (State)(Zip)
PART I — PERIOD SPECIFIC TERMS
A. Applicable for the Scheduled Interim Period (and New Interim, Periods, as applicable)
Interest rate per annum for the Scheduled Interim Period: 5,61000% Annual Charge applicable to the Scheduled Interim Period: -887% per annum
Date of Issuance: 3-13-07 Scheduled Pooling Date: .. 3-28-07
Scheduled Interim Period: from and including the Date of Issuance to but excluding the Scheduled Pooling Date
The following italicized terms will apply if the Interim Period is extended by SBA:
| | | % (c) { .New interest rate (s) per annum (a) } % (b) * —— —— — { New Annual Charge per annum (a) % (b) % (c) —— * — New Pooling Date(s): Nsw Interim Period(s): (a) (b) (0 —— —— —
| | |
from and including: (a) (b) (c) —— —— —
to but excluding: (s) (b) (c) —— —— —
The Company, for value received, promises to pay to JPMorgan Chase Bank N.A., as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Sank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian, as amended,: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed, above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any).

This Debenture will bear interest for, and the Annual charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; {ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section B. is effective only after (i) the Scheduled
Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of JPMorgan Chase Bank N.A., acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1597, as the same may be amended from time to time, by and among the Trustee, the SEA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this
Debenture, may direct at the rate of S. 5376 % per annum (the
“Stated Interest Rate”), and to pay a .887% per annum fee (the “Annual Charge”) to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the Original Principal Amount from the last day of the Interim Period until payment of such Original Principal Amount has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than I2:0o’noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and. not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the Original Principal Amount, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment together with the accrued and unpaid Annual Charge thereon to the Payment Date selected for prepayment.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-asaigned license number, the loan number appearing on the face of this Debenture, and such other information as S2A or its agent may specify.
SBA FORM 444C (Revised 9/06)

II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guarantesd by SEA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C, Section 683). This Debenture is subject; to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1650 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the Original Principal Amount of this Debenture, plus interest and Annual Charge accrued and unpaid thereon to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia, as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SEA on any SEA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent Jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.

This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C,; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section B. is effective only after (i) the Scheduled
Interim Period and any New Interim Period(s) expire and (ii) the Custodian, receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of JPMorgan Chase Bank N.A., acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SEA and SBIC Funding Corporation, and as the Holder hereof., interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of 5,326 % per annum {the “Stated Interest Rate”), and to pay a .855% per annum fee (the “Annual Charge”) to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the Original Principal Amount from the last day of the Interim Period until payment of such Original Principal Amount has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the Original Principal Amount, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment together with the accrued and unpaid Annual Charge thereon to the Payment Date selected for prepayment.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the • Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
SBA FORM 444C (Revised 9/06)

II. — GENERAL TERMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SEA, pursuant and subject to Section 303 of the Small Business Investment Act of 1953, as amended (the “Act”) (15 U.S.C. Section 683) , This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 3.07.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully get forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the Original Principal Amount of this Debenture, plus interest and Annual Charge accrued and unpaid thereon to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SEA on any SBA Form 1022 or any application letter of the Company for an SEA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent Jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient; in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.

This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in Mew • York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.
B. This Section B. is effective only after (i) the Scheduled
Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of JPMorgan Chase Bank N.A., acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates"} of each year, at such location as SBA, as guarantor of this
Debenture, may direct at the rate of 5,376 % per annum (the
“Stated Interest Rate”), and to pay a .941% per annum fee (the “Annual Charge”) to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the Original Principal Amount from the last day of the Interim Period until payment • of such original Principal Amount has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12;00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the Original Principal Amount, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment together with the accrued and unpaid Annual Charge thereon to the Payment Date selected for prepayment.
The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.
SBA FORM 444C (Revised 9/06}

II. — GENERAL TEEMS
For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1956, as amended (the “Act”) (15 U.S.C. Section 683). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the Original Principal Amount of this Debenture, plus interest and Annual Charge accrued and unpaid thereon to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of S3A.

Execution of this debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this debenture.
COMPANY ORGANIZED AS LIMITED PARTNERSHIP (LIMITED PARTNERSHIP GENERAL PARTNER)
IN WITNESS WHEREOF, this debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.
Main Street Mezzanine Fund, LP (Name of Licensee)
Main Street Mezzanine Management, LLC
By:
(Name of Limited Partnership General Partner)
By T.A. Reppert
Todd A. Reppert
(Typed Name)
GENERAL PARTNER

This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any} at the race(a) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday,- (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New interim Period.
B. This Section B. is effective only after (i) the Scheduled
Interim Period and any New interim Period (s) expire and (ii) the Custodian receives this Debenture for pooling.
The Company, for value received, promises to pay to the order of JPMorgan Chase Bank N.A., acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of 5,376 % per annum (the “Stated Interest Rate”), and to pay a .941% per annum fee: (the “Annual Charge”) to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the Original Principal Amount from the last day of the Interim Period until payment of such Original Principal Amount has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.
The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the Original Principal Amount, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment together with the accrued and unpaid Annual Charge thereon to the Payment Date selected for prepayment.
The amount of the Prepayment Price must be sent to SEA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SEA or its agent may specify.
SBA FORM 444C (Revised 9/06)

II. — GENERAL TERMS
For value received, the Company promises Co pay to the order of the Trustes the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.
This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 683), This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 1C7.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the Original Principal Amount of this Debenture, plus interest and Annual Charge accrued and unpaid thereon to but excluding the next Payment Date following such acceleration.
This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.
The warranties, representations, or certification, made to SBA on any SBA Form 1022 or any application letter of the Company for an S2A commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in. this Debenture as if fully set forth.
Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.
All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the abovs-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.